NEW SOUTH HOME EQUITY TRUST 1999-1

                   $440,000,000 (APPROXIMATE) OFFERING AMOUNT

TRANSACTION SUMMARY
----------------- ----------------- ------------- -------------- -------------- --------------- --------------------
                                                    ESTIMATED      ESTIMATED      ESTIMATED
                                                       WAL         MODIFIED        PAYMENT             EXPECTED
                    APPROXIMATE                      TO CALL       DURATION         WINDOW             RATINGS
 CERTIFICATE(A)         SIZE         COUPON(E)       (YEARS)        (YEARS)        (YEARS)          (MOODY'S/S&P)
----------------- ----------------- ------------- -------------- -------------- --------------- --------------------
Class A-1          [$105,701,000]   Floating (b)     [0.50]           n/a           [1.00]            Aaa / AAA
Class A-2          [$107,896,000]      Fixed         [1.50]         [1.39]          [1.17]            Aaa / AAA
Class A-3          [$104,428,000]    Fixed (c)       [3.00]         [2.65]          [2.17]            Aaa / AAA
Class A-4          [$46,142,000]     Fixed (c)       [5.00]         [4.11]          [2.00]            Aaa / AAA
Class A-5          [$50,722,824]     Fixed (c)       [7.09]         [5.38]          [1.33]            Aaa / AAA
Class A-6          [$22,000,000]     Fixed (c)       [6.06]         [4.79]          [4.33]            Aaa / AAA
Class A-6IO        [$22,000,000]       IO (d)          n/a           [.98]           n/a               Aaa/AAAr
----------------- ----------------- ------------- -------------- -------------- --------------- --------------------

Notes:
(a)  The certificates will be priced to the 10% Optional Termination.
(b) The Class A-1 Certificate will bear interest at a variable rate equal to LIBOR plus [__]% per annum subject to an available funds cap based on funds available therefor from interest accrued and payable on the loans.
(c) The Class A-3, A-4, A-5 and A-6 Certificates will bear interest at a fixed rate equal to their respective Pass-Through Rates, in each case, subject to an available funds cap based on funds available therefor from interest accrued and payable on the loans.
(d) The Class A-6IO Certificates are interest only Certificates. Interest on the Class A-6IO will be paid on a notional principal balance equal to the then outstanding principal balance of the Class A-6 Certificates (initially $[ ]) at a Pass-Through Rate of [8.00]% per annum, from the first Distribution Date until the Distribution Date in [May 2001].
(e) The pass-through rate for each class remaining outstanding will increase by 0.50% for remittance periods beginning after the Clean-up Call Date.


The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets Corp. (the "Underwriter") and not by the issuer of the certificates identified above (the "Certificates") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Certificates, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Marketing Memorandum are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered
Certificates  for  definitive   terms  of  the  Offered   Certificates  and  the
collateral.

Please be advised that the Certificates may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                     [LOGO]

                        FIRST UNION CAPITAL MARKETS CORP.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                        PAGE 2
--------------------------------------------------------------------------------

                               PRICING INFORMATION


PREPAYMENT PRICING
SPEED ASSUMPTION:              4% CPR, increasing to 25% CPR over 12 months

DISTRIBUTION DATE:             The 25th day of each month (or the next  Business
                               Day thereafter) commencing in June, 1999.

DISTRIBUTION DELAY:            With the exception of the Class A-1 Certificates,
                               24  days.   With   respect   to  the   Class  A-1
                               Certificates, 0 days.

SETTLEMENT (CLOSING) DATE:     On or about May 27, 1999.

CLEAN-UP CALL DATE:            The   first   Distribution   Date  on  which  the
                               aggregate loan balance of the loans has declined to less than 10% of the aggregate loan balance as of the Cut-Off Date.

INTEREST ACCRUAL PERIOD:       With the exception of the Class A-1 Certificates,
                               interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Distribution Date based on a 30/360 day basis.

                               With respect to any Distribution Date, the Class A-1 Certificates will be entitled to interest which has accrued thereon from the preceding Distribution Date (or from the Settlement Date in the case of the first Distribution Date) to and including the day prior to the current Distribution Date. Calculations of interest on the Class A-1 Certificates will be made on an actual/360 day basis.

PREPAYMENT INTEREST
SHORTFALLS:                    Prepayment interest shortfalls not covered by the
                               servicing fee will be allocated pro rata among all Classes of Certificates on the basis of their respective interest entitlements.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                        PAGE 3
--------------------------------------------------------------------------------

                            DESCRIPTION OF SECURITIES

TITLE OF SECURITIES:           New South Home Equity Loan Trust 1999-1

LEAD UNDERWRITER:              PaineWebber Incorporated

CO-UNDERWRITER:                First Union Capital Markets

SELLER AND SERVICER:           New South Federal Savings Bank

DEPOSITOR:                     PaineWebber Mortgage Acceptance Corporation IV

TRUSTEE:                       The Chase Manhattan Bank

CERTIFICATE INSURER:           AMBAC Assurance Corporation

OFFERING AMOUNT:               Approximately $440,000,000

STATISTICAL CUT-OFF DATE:      May 1, 1999

CUT-OFF DATE:                  May 1, 1999

STATISTICAL CALCULATION DATE:  The  collateral   described  herein  and  in  the
                               prospectus supplement represents the pool of loans as of the Statistical Calculation Date of May 1, 1999. It is anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be at least
                               $440,000,000.

FORM OF OFFERING:              Book-Entry  form,  same-day  funds  through  DTC,
                               Euroclear, and CEDEL.

SENIOR CERTIFICATES:           Class A-1,  A-2,  A-3,  A-4,  A-5,  A-6 and A-6IO
                               Certificates.

OFFERED CERTIFICATES:          The Senior Certificates. The Class X-IO, Z-IO and
                               the Class R Certificates are not being offered publicly.

DENOMINATIONS:                 Minimum  denominations of $[25,000] and multiples
                               of $1,000 thereafter.

SERVICING/OTHER FEES:          The   collateral  is  subject  to  certain  fees,
                               including a servicing fee of 0.50% per annum payable monthly, trustee fees and guarantor fees.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                        PAGE 4
--------------------------------------------------------------------------------

                      DESCRIPTION OF SECURITIES (continued)

ADVANCING BY SERVICER:         The  Servicer is required to advance from its own
                               funds any delinquent payments of interest (not principal) unless such interest is deemed to be non-recoverable (the "Delinquency Advances").

CREDIT ENHANCEMENT:            The credit  enhancement  provided for the benefit
                               of the Offered Certificates consists of (a) excess interest, (b) the Overcollateralization
                               Amounts and (c) the Certificate Insurance Policy.

    Excess Interest            Because the amount of interest  collected  on the
                               loans  for  each due  period  is  expected  to be
                               higher than the  interest  distributable  for the
                               Certificates for the related  Distribution  Date,
                               excess  interest will be generated.  A portion of
                               this  excess  interest  will be  applied  both to
                               absorb  interest  shortfalls  and to  create  and
                               maintain   the   required   Overcollateralization
                               Target Amount.

    Overcollateralization      On the Closing  Date,  the  Overcollateralization
                               Amount  will  equal  zero.  As a  result  of  the
                               application  of a portion of the excess  interest
                               in  reduction  of the  principal  balance  of the
                               Senior      Certificates,      the     applicable
                               Overcollateralization   Amount  is   expected  to
                               increase   over  time   until  it   reaches   the
                               applicable  Overcollateralization  Target Amount;
                               however, subject to certain delinquency and loan loss tests, the required percentage level of overcollateralization may increase or decrease over time. The Overcollateralization Amount is the first amount to absorb realized losses on the loans and certain unreimbursed expenses of the Trust Fund.

    Certificate
    Insurance Policy           The Certificate  Insurer will issue a Certificate
                               Guaranty   Insurance  Policy  (the   "Certificate
                               Insurance  Policy"),  pursuant  to  which it will
                               irrevocably and unconditionally  guaranty payment
                               on each  Distribution  Date of timely  payment of
                               interest and ultimate payment of principal due on
                               the  Senior   Certificates.   A  payment  by  the
                               Certificate   Insurer   under   the   Certificate
                               Insurance Policy is referred to herein as an "Insured Payment". The Certificate Insurer will be entitled to reimbursement from excess interest and the Overcollateralization Amount for all Insured Payments together with interest thereon.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                        PAGE 5
--------------------------------------------------------------------------------

                      DESCRIPTION OF SECURITIES (continued)

DISTRIBUTION PRIORITY:         The total of all  payments  or other  collections
                               (or advances in lieu thereof) on or in respect of the loans (but excluding prepayment premiums), net of servicing fees, trustee fees and premium owed to the Certificate Insurer, that, together with any insured payments, generally will be allocated in the following priority:


                               i.   To  pay  current   interest  to  the  Senior
                                    Certificates, paid pro rata;

                               ii. To pay as principal on the Class A-6 Certificates, up to the Principal Distribution Amount, the Class A-6 Lockout Distribution Amount until the Class A-6 Principal Balance has been reduced to zero;

                               iii. To pay as principal on the Class A-1 through
                                    A-6  Certificates,  sequentially,  up to the
                                    remaining  Principal   Distribution  Amount,
                                    until  each of  their  respective  Principal
                                    Balances are reduced to zero;

                               The lesser of (a) available funds remaining after priorities i. through iii. above and (b) the Class Z-IO Distribution Amount (the lesser of (a) and (b) is the "Available Turbo Amount") will be allocated as follows:

                               iv. To reimburse the Certificate Insurer for all Insured Payments made by the Certificate Insurer which have not been repaid, together with interest thereon;

                               The lesser of (a) the amount of the Available Turbo Amount remaining after priority iv. and (b) any amount needed to maintain or reach the Overcollateralization Target Amount (the lesser of (a) and (b) is the "Class A Turbo Amount") will be applied as follows:

                               v. To pay as principal on the Class A-6 Certificates, an amount up to the Class A-6 Lockout Turbo Amount until the Class A-6 Principal Balance has been reduced to zero;

                               vi. To pay as principal on the Class A-1 through A-6 Certificates, sequentially, until each of their respective Principal Balances are reduced to zero;


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                        PAGE 6
--------------------------------------------------------------------------------

                      DESCRIPTION OF SECURITIES (continued)

DISTRIBUTION PRIORITY
(continued):                   Available  funds  remaining  after  priorities i.
                               through vi. will be allocated as follows:

                               vii. To pay the Class A-1,  Class A-3, Class A-4,
                                    Class A-5 and Class  A-6  Certificates,  pro
                                    rata, in accordance with their  entitlements
                                    to  such  amounts,  interest  deferred  from
                                    prior  periods  due  to  the  imposition  of
                                    "available  funds  caps" on  their  interest
                                    rates  to  the  extent  currently   payable,
                                    together with interest on such amounts.

                               The Principal Distribution Amount represents the amount of principal collected in respect of the loans during the related due period.

CLASS Z-IO
DISTRIBUTION AMOUNT:           With respect to any Distribution  Date, an amount
                               equal to the lesser of (i) the product of (A) the aggregate unpaid principal balance of the loans as of the beginning of the prior calendar month and (B) 1.93% per annum and (ii) (A) all interest accrued on the loans at the weighted average of the loan interest rates (net of fees payable to the servicer and the trustee and the insurance premium payable to the Certificate Insurer, less
                               (B) the Class Z-IO Certificate's allocable share of any Prepayment Interest Shortfalls for such Distribution Date, and less (C) the aggregate interest accrued on the Senior Certificates for the such Distribution Date determined at the applicable uncapped pass-through rate for such Distribution Date.

AVAILABLE FUNDS CAP:           For any Distribution Date, an amount equal to (i)
                               all interest that accrued on the loans at their respective loan interest rates (net of fees payable to the servicer and the trustee and the insurance premium payable to the Certificate
                               Insurer) for the related due period, less (ii) all interest accrued on the Class A-2 and Class
                               A-6IO Certificates for such Distribution Date and, less (iii) all interest accrued on the Class
                               A-1,  Class A-3,  Class A-4,  Class A-5 and Class
                               A-6 Certificates, in each case, only if the uncapped pass-through rate for such class for such Distribution Date is less than or equal to the weighted average of the loan interest rates
                               (net of fees payable to the servicer and the trustee and the insurance premium payable to the Certificate Insurer) for the related due period.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                        PAGE 7
--------------------------------------------------------------------------------

                      DESCRIPTION OF SECURITIES (continued)

CLASS A-6 LOCKOUT
DISTRIBUTION AMOUNT:           For any Distribution Date, the product of (i) the
                               applicable Class A-6 Lockout Percentage and (ii) the product of (a) the Class A-6 Principal
                               Balance  divided  by  the  aggregate  Certificate
                               Principal Balance of the Senior Certificates immediately prior to such Distribution Date, and
                               (b) the  Principal  Distribution  Amount  for the
                               Senior Certificates for such Distribution Date.

CLASS A-6 LOCKOUT
TURBO AMOUNT:                  For any Distribution Date, the product of (i) the
                               applicable Class A-6 Lockout  Percentage and (ii)
                               the  product  of  (a)  the  Class  A-6  Principal
                               Balance  divided  by  the  aggregate  Certificate
                               Principal  Balance  of  the  Senior  Certificates
                               immediately prior to such Distribution  Date, and
                               (b)   the   Class  A  Turbo   Amount   for   such
                               Distribution Date.

CLASS A-6 LOCKOUT
PERCENTAGE:                    Dates (Periods)                Lockout Percentage
                               ---------------                ------------------
                               June 1999 - May 2002     (1-36)           0%
                               June 2002 - May 2004     (37-60)         45%
                               June 2004 - May 2005     (61-72)         80%
                               June 2005 - May 2006     (73-84)        100%
                               June 2006 and thereafter (85-  )        300%

OVERCOLLATERALIZATION
AMOUNT: As of any Distribution Date, the difference between the loan balance of the loans and the aggregate Certificate Principal Balance of the Senior Certificates.

OVERCOLLATERALIZATION
TARGET AMOUNT:                 Prior to the Overcollateralization Stepdown Date,
                               an amount equal to 3.10% of the Cut-off Date loan
                               pool   principal   balance.   On  or  after   the
                               Overcollateralization  Stepdown  Date,  an amount
                               generally equal to 6.20% of the then  outstanding
                               aggregate unpaid  principal  balance of the Loans
                               (the    "Pool    Principal    Balance").     Such
                               Overcollateralization  Stepdown  Date  will be no
                               earlier      than      June,       2002.      The
                               Overcollateralization Target Amount may increase or decrease over time and may be modified from time to time by agreement of the Certificate
                               Insurer and the Transferor.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                        PAGE 8
--------------------------------------------------------------------------------

                      DESCRIPTION OF SECURITIES (continued)

FEDERAL TAX ASPECTS:           The Trust will consist of one or more  segregated
                               asset pools (each, a "REMIC") and a grantor trust from which certain payments of interest at the Pass-Through Rates are made. Each class of the Offered Certificates will represent a "regular interest" in a REMIC and an interest in the grantor trust.

ERISA CONSIDERATION:           All of the Senior Certificates are expected to be
                               ERISA eligible.

SMMEA ELIGIBILITY:             The    Certificates     will    NOT    constitute
                               "mortgage-related  securities"  for  purposes  of
                               SMMEA.

PROSPECTUS:                    The  Certificates are being offered pursuant to a
                               Prospectus which includes a Prospectus Supplement
                               (together,     the    "Prospectus").     Complete
                               information with respect to the Certificates and the loans is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                        PAGE 9
--------------------------------------------------------------------------------

                         BOND SENSITIVITY TO PREPAYMENTS


--------------------------------------------------------------------------------------------------------------
CLASS A-1 (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                       3.95         0.85        0.63        0.50         0.41        0.35
First Principal Payment                   06/99        06/99       06/99       06/99        06/99       06/99
Last Principal Payment                    05/07        01/01       08/00       05/00        03/00       01/00
Principal Window (years)                   8.00         1.67        1.25        1.00         0.83        0.67
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-2 (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      10.33         2.77        1.94        1.50         1.22        1.02
Yield @ 100.00                            6.20%        6.09%       6.03%       5.96%        5.90%       5.83%
Modified Duration                          7.42         2.47        1.78        1.39         1.14        0.96
First Principal Payment                   05/07        01/01       08/00       05/00        03/00       01/00
Last Principal Payment                    11/10        06/03       03/02       06/01        02/01       10/00
Principal Window (years)                   3.58         2.50        1.67        1.17         1.00        0.83
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-3 (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      15.07         5.89        4.03        3.00         2.35        1.94
Yield @ 100.00                            6.42%        6.38%       6.34%       6.30%        6.26%       6.23%
Modified Duration                          9.34         4.74        3.44        2.65         2.12        1.77
First Principal Payment                   11/10        06/03       03/02       06/01        02/01       10/00
Last Principal Payment                    12/19        10/07       01/05       07/03        08/02       12/01
Principal Window (years)                   9.17         4.42        2.92        2.17         1.58        1.25
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-4 (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      23.26         9.89        6.85        5.00         3.88        3.05
Yield @ 100.00                            6.86%        6.83%       6.81%       6.79%        6.76%       6.73%
Modified Duration                         11.35         6.98        5.30        4.11         3.31        2.67
First Principal Payment                   12/19        10/07       01/05       07/03        08/02       12/01
Last Principal Payment                    12/24        09/10       11/07       06/05        01/04       02/03
Principal Window (years)                   5.08         3.00        2.92        2.00         1.50        1.25
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                       PAGE 10
--------------------------------------------------------------------------------

                   BOND SENSITIVITY TO PREPAYMENTS (continued)


--------------------------------------------------------------------------------------------------------------
CLASS A-5 (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      27.43        14.88       11.44        8.86         6.86        5.33
Yield @ 100.00                            7.28%        7.32%       7.31%       7.32%        7.30%       7.27%
Modified Duration                         11.62         8.74        7.48        6.27         5.17        4.23
First Principal Payment                   12/24        09/10       11/07       06/05        01/04       02/03
Last Principal Payment                    07/28        05/24       08/18       05/14        07/11       11/09
Principal Window (years)                   3.67        13.75       10.83        9.00         7.58        6.83
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-6 (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      10.18         7.41        6.79        6.34         5.99        5.70
Yield @ 100.00                            6.77%        6.76%       6.75%       6.76%        6.79%       6.82%
Modified Duration                          7.01         5.58        5.22        4.95         4.73        4.55
First Principal Payment                   06/02        06/02       06/02       06/02        07/02       07/02
Last Principal Payment                    05/28        01/23       09/17       10/13        11/10       09/09
Principal Window (years)                  26.00        20.67       15.33       11.42         8.42        7.25
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-6IO (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Yield @ 14.33307                          7.00%        7.00%       7.00%       7.00%        7.00%       7.00%
Modified Duration                          0.98         0.98        0.98        0.98         0.98        0.98
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                       PAGE 11
--------------------------------------------------------------------------------

                   BOND SENSITIVITY TO PREPAYMENTS (continued)


--------------------------------------------------------------------------------------------------------------
CLASS A-5 (to call)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      26.26        11.77        9.46        7.09         5.55        4.47
Yield @ par                               7.28%        7.26%       7.25%       7.23%        7.21%       7.19%
Modified Duration                         11.45         7.69        6.64        5.38         4.43        3.70
First Principal Payment                   12/24        09/10       11/07       06/05        01/04       02/03
Last Principal Payment                    09/25        03/11       12/08       09/06        03/05       02/04
Principal Window (years)                   0.83         0.58        1.17        1.33         1.25        1.08
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-6 (to call)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      10.18         7.39        6.73        6.06         5.24        4.50
Yield @ par                               6.77%        6.75%       6.75%       6.74%        6.73%       6.72%
Modified Duration                          7.01         5.57        5.19        4.79         4.27        3.77
First Principal Payment                   06/02        06/02       06/02       06/02        07/02       07/02
Last Principal Payment                    09/25        03/11       12/08       09/06        03/05       02/04
Principal Window (years)                  23.33         8.83        6.58        4.33         2.75        1.67
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                       PAGE 12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

FIXED RATE HOME EQUITY LOANS

Preliminary Characteristics of the Statistical Pool of Home Equity Loans as of 05/01/99

Total Number of Loans:                                                    7,839
Total Outstanding Loan Balance:                                    $436,889,824
       Balloon (% of Total):                                             12.85%
       Level Pay (% of Total):                                           87.15%
Average Loan Principal Balance:                                         $55,733
Minimum Loan Balance:                                                    $1,844
Maximum Loan Balance:                                                  $647,210
Weighted Average CLTV:                                                   80.30%
Weighted Average Coupon:                                                  9.70%
Weighted Average Remaining Term to Maturity (months):
                                                                            240
Weighted Average Seasoning (months):                                         10
Weighted Average Original Term (months):                                    250



Note: All of the above summary information ignores ZERO values, the weighted averages may not reflect all loans in the pool.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                       PAGE 13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                        DESCRIPTION OF HOME EQUITY LOANS

-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)
-------------------------------------------------------------------------------------------------------
State                                                Alabama         2,657      136,749,429      31.30
                                                   Louisiana         1,404       69,818,613      15.98
                                                   Tennessee           905       57,555,028      13.17
                                                     Florida           607       36,576,418       8.37
                                                 Mississippi           802       36,147,151       8.27
                                                     Georgia           458       27,093,557       6.20
                                                    Arkansas           203       11,096,012       2.54
                                              North Carolina           116        8,966,072       2.05
                                                    Illinois            73        7,300,905       1.67
                                                        Ohio            89        6,671,603       1.53
                                                    Virginia            92        5,667,040       1.30
                                                       Texas            60        5,472,548       1.25
                                              South Carolina            95        5,297,649       1.21
                                               Massachusetts            27        4,769,437       1.09
                                                    Kentucky            52        2,924,289       0.67
                                                     Indiana            42        2,659,830       0.61
                                                  California            23        2,291,083       0.52
                                                 Connecticut            15        1,704,478       0.39
                                                    New York            16        1,287,554       0.29
                                                  New Jersey             8        1,133,392       0.26
                                                  Washington            12          834,960       0.19
                                                     Arizona             9          710,110       0.16
                                                    Colorado            11          433,026       0.10
                                                   Wisconsin             6          430,241       0.10
                                                      Oregon             3          409,978       0.09
                                                    Missouri             8          404,632       0.09
                                                    Michigan             8          361,313       0.08
                                               West Virginia             9          352,386       0.08
                                                  New Mexico             6          269,738       0.06
                                                    Oklahoma             4          258,699       0.06
                                                      Kansas             2          257,980       0.06
                                                      Nevada             4          235,690       0.05
                                                   Minnesota             5          207,947       0.05
                                                Rhode Island             1          158,644       0.04
                                                        Utah             2          154,793       0.04
                                                Pennsylvania             2          102,003       0.02
                                                    Maryland             1           67,711       0.02
                                                    Delaware             1           29,842       0.01
                                                       Idaho             1           28,044       0.01
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                       PAGE 14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF HOME EQUITY LOANS (continued)

-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)
-------------------------------------------------------------------------------------------------------
Combined LTV                                10.001 -  15.000%            5          151,669       0.03
                                            15.001 -  20.000%           13          364,609       0.08
                                            20.001 -  25.000%           24          487,141       0.11
                                            25.001 -  30.000%           27          741,155       0.17
                                            30.001 -  35.000%           49        1,462,562       0.33
                                            35.001 -  40.000%           63        1,997,353       0.46
                                            40.001 -  45.000%          102        3,841,895       0.88
                                            45.001 -  50.000%          135        5,358,966       1.23
                                            50.001 -  55.000%          148        6,634,063       1.52
                                            55.001 -  60.000%          218        9,787,902       2.24
                                            60.001 -  65.000%          300       16,748,904       3.83
                                            65.001 -  70.000%          445       23,110,951       5.29
                                            70.001 -  75.000%          759       43,542,801       9.97
                                            75.001 -  80.000%        1,606      105,363,065      24.12
                                            80.001 -  85.000%        1,451       84,385,484      19.32
                                            85.001 -  90.000%        1,226       79,900,517      18.29
                                            90.001 -  95.000%          344       18,750,535       4.29
                                            95.001 - 100.000%          864       31,387,618       7.18
                                           100.001 - 105.000%           60        2,872,636       0.66
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)
-------------------------------------------------------------------------------------------------------
Current Coupon                               6.001 -  7.000%           108        5,618,622       1.29
                                             7.001 -  8.000%           337       21,762,924       4.98
                                             8.001 -  9.000%         1,606      106,615,932      24.40
                                             9.001 - 10.000%         2,440      149,616,163      34.25
                                            10.001 - 11.000%         2,131      108,048,847      24.73
                                            11.001 - 12.000%           846       33,695,129       7.71
                                            12.001 - 13.000%           271        8,413,664       1.93
                                            13.001 - 14.000%            68        2,146,381       0.49
                                            14.001 - 15.000%            20          641,503       0.15
                                            15.001 - 16.000%            10          270,738       0.06
                                            16.001 - 17.000%             2           59,921       0.01
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                       PAGE 15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF HOME EQUITY LOANS (continued)

-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)
-------------------------------------------------------------------------------------------------------
Current Balance                              $0 -   0,000.00            87          699,287       0.16
                                      10,000.01 -  15,000.00           296        3,838,052       0.88
                                      15,000.01 -  20,000.00           442        7,836,962       1.79
                                      20,000.01 -  30,000.00         1,198       30,336,735       6.94
                                      30,000.01 -  40,000.00         1,269       44,630,560      10.22
                                      40,000.01 -  50,000.00         1,148       51,836,991      11.87
                                      50,000.01 - 100,000.00         2,602      177,166,695      40.55
                                     100,000.01 - 250,000.00           741      101,973,952      23.34
                                     250,000.01 - 500,000.00            54       17,375,250       3.98
                                     500,000.01 - 1M                     2        1,195,340       0.27

                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)      POOL%
-------------------------------------------------------------------------------------------------------
Lien Type                                         First Lien         6,455      400,503,846      91.67
                                                 Second Lien         1,384       36,385,979       8.33
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)
-------------------------------------------------------------------------------------------------------
Property Type                                  Single Family         7,054      402,546,634      92.14
                                        Manufactured Housing           709       27,460,862       6.29
                                                  Town House            61        5,727,557       1.31
                                          Two to Four Family             9          947,563       0.22
                                                 Condominium             6          207,208       0.05
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM
NEW SOUTH HOME EQUITY TRUST 1999-1                                       PAGE 16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF HOME EQUITY LOANS (continued)

-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)  POOL (%)
-------------------------------------------------------------------------------------------------------
Seasoning (months)                                   0 -   6         3,094      169,991,667      38.91
                                                     6+ - 12         2,327      146,226,387      33.47
                                                    12+ - 18         1,370       72,580,196      16.61
                                                    18+ - 24           610       29,780,044       6.82
                                                     Over 24           438       18,311,531       4.19
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)
-------------------------------------------------------------------------------------------------------
Remain Term                                      Up to 5 Yrs            86        1,408,597       0.32
                                                 5+ - 10 Yrs           890       48,733,250      11.15
                                                10+ - 15 Yrs         3,871      169,159,752      38.72
                                                15+ - 18 Yrs            35        1,664,923       0.38
                                                18+ - 20 Yrs           757       40,470,435       9.26
                                                20+ - 25 Yrs           128        5,166,824       1.18
                                                25+ - 30 Yrs         2,072      170,286,044      38.98
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)
-------------------------------------------------------------------------------------------------------
Occupancy                                            Primary         7,536      420,691,154      96.29
                                                    Investor           137        8,205,291       1.88
                                                   Secondary           166        7,993,380       1.83
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.
                                        16